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--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
THIRD QUARTER REPORT
JULY 31, 1998
HIGHLIGHTS
 . The Fund's third quarter of fiscal 1998 ended July 31, 1998.

 . All financial markets of developed and emerging countries continued to be negatively affected by international events like the Asian and Russian cri-ses, the devaluation of the ruble and the continuous decline of international oil prices.

 . These events have generated strong pressures on the Mexican currency market, and the rate of exchange of the peso against the dollar increased from around Ps. 8.50 at the end of April 1998 to around Ps. 10.20 at the beginning of September 1998.

 . Banco de Mexico (central bank), responded to these pressures by tightening the monetary policy. Interest rates of the 28-day Cetes (treasury bills) have increased from approximately 18% at the end of April 1998, to approximately 37% at the beginning of September 1998.

 . Mexico's inflation rate for the year ended August 31, 1998 was 15.5%, slightly lower than the 15.7% observed at the end of 1997.

 . During the first half of calendar 1998, the Mexican gross domestic product
  (GDP) increased 5.4% in real terms.

 . As a result of the prevailing worldwide situation, the Mexican Stock Exchange index and the Fund's net asset value per share (NAV) decreased 21% and 20%, respectively, during the third fiscal quarter of 1998.

 . Similarly, the Fund's market price per share also decreased 20% during this reporting period, and the discount between market price and NAV ended July 1998 at around 25%.

 . The Fund's Board of Directors declared a dividend of 12 cents per share, pay-able on October 30, 1998, to shareholders of record on September 30, 1998.

 . After the necessary approvals from the Fund's shareholders and its Board of Directors were obtained, the Fund commenced its Securities Lending Program in August 1998.

 . The Fund's Board of Directors recognizes and thanks Messrs. David Gemmill,
  Antonio Madero, Joaquin Munoz Izquierdo, Bernardo Quintana and Dr. Martin Murtfeld for their invaluable contribution and service to the Fund as Direc-tors until 1993 and as Counselors until September 1998.

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THE MEXICO FUND, INC.
TO OUR SHAREHOLDERS:
-------------------------------------------------------------------------------
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ECONOMIC COMMENTS AND INTERNATIONAL EVENTS.

 The market sentiment towards emerging countries continued to be negative principally due to events like the Asian and Russian crises and the persistent low levels of international oil prices, among others. Significant interna-tional resources have been withdrawn from emerging markets in a "flight to safety" to instruments such as US treasury bills. Mexico has not escaped this phenomenon and its financial markets continued to be adversely impacted.

 The Mexican peso has also suffered severe pressures. The rate of exchange of the peso against the dollar increased 20%, from around Ps. 8.50 at the end of April 1998 to around Ps. 10.20 at the beginning of September. During the first eight months of calendar 1998, the rate of exchange of the peso against the dollar has increased almost 25%.

 This devaluation of the peso has generated inflationary pressures on the Mex-ican economy. In an attempt to counteract this negative impact, Banco de Mex-ico decided to implement a tighter monetary policy. Higher interest rates re-sulted from this action, which are intended to stimulate investments in peso denominated instruments. The interest rate of the 28-day Cetes increased from approximately 18% at the end of April 1998 to approximately 37% at the begin-ning of September 1998.

 Mexico's inflation rate, which in the recent past showed a declining trend, has now stabilized at levels of around 15.5% at the end of August 1998. Pri-vate firms now estimate that annual inflation at the end of 1998 will reach a level of around 16.15%, compared with 15.72% one year earlier.

 The low levels of international oil prices continued to affect the Mexican economy. Even though oil exports now represent less than 7% of total exports, oil-related income represents around 22% of the Mexican government's total budgetary income. The price of the Mexican oil mix ended August 1998 at a level of $9.60 per barrel compared with $13.43 per barrel at the end of 1997 and with $21.66 per barrel at the end of 1996. The Mexican authorities have already announced three reductions to the public sector's budget in order to compensate for lower oil-related income. The adjustments were made to maintain a public sector deficit target equivalent to 1.25% of GDP during 1998.

 Mexican economic activity continued to grow dynamically. According to prelim-inary figures published by the Mexican authorities, during the first half of calendar 1998, Mexico's GDP increased 5.4% in real terms, compared with the same period of 1997. During the same period, the industrial sector of the economy reported the most dynamic performance, increasing 7.5%, and within this sector, the manufacturing industry grew 8.2% and construction 6.2%. The services sector grew 5.6%, and within this sector, transportation activity ex-panded 8.2% and the commerce, restaurant and hotel industry 7.4%. The primary sector, which includes agriculture, livestock and fishery, continued register-ing a negative performance and declined 5.3%, mainly because of adverse cli-mate conditions.

 Factors such as the restrictive monetary policy currently in place, its re-sulting higher interest rates and a lower public sector spending, have re-sulted in lower GDP growth estimates for 1998. Both private firms and govern-mental authorities have

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reduced their estimated 1998 GDP growth from more than 5% at the end of 1997 to around 4.4% in August 1998.

 During the first half of calendar 1998, the Mexican current account regis-tered a deficit of $6.97 billion, and within this, the trade balance deficit amounted to almost $3 billion. During the same period, the capital account registered a surplus of $7.13 billion, which more than compensated for the current account deficit, and within this, direct foreign investment amounted to around $5.3 billion. Gross and net international reserves at Banco de Mexico reached $29.4 billion and $21.2 billion, respectively, at the end of August 1998.

THE BOLSA AND THE FUND'S PERFORMANCE.

 The negative sentiment towards emerging markets, combined with several eco-nomic issues of concern in Mexico previously mentioned in this report, have resulted in a significant decline of the Bolsa index. During the third quarter of fiscal 1998, the Bolsa index decreased 21% and almost 50% during the first eight months of calendar 1998. Similar to the behavior of the Bolsa index, the Fund's NAV and market price per share both decreased 20% during this third quarter of fiscal 1998 and 44% and 49%, respectively, during the first eight months of 1998. The Fund's market price and NAV per share ended August 1998 at $9.125 and $12.66, respectively, reflecting a discount of 27.9%.

 The Bolsa index, expressed in dollar terms, is now at levels similar to those observed in April 1991 and February 1995. The following table shows some valu-ation indicators of the Bolsa during these periods.

                                APRIL FEBRUARY AUGUST
                                1991    1995    1998
                                ----- -------- ------
Bolsa index (dollar terms)       300     300     300
Price/Earnings ratio (times)    16.1    15.1    11.0
Price/Book Value ratio (times)   1.8     1.6     1.3

--------
Source: Impulsora del Fondo Mexico, sa de cv with figures provided by the Bolsa.

 Fund management believes that the financial situation of listed companies and the macroeconomic fundamentals of Mexico do not correspond to the current mar-ket valuations and that prices of listed companies will eventually recognize this disparity by returning to more reasonable levels. However, there can be no assurance that the price levels of listed companies will improve.

 The Fund's investments during the third quarter of fiscal 1998 were directed to companies of the cement, construction, housing, entertainment, agrobiotechnology and insurance sectors. On the other side, during the same period, the Fund red-uced some of its investment in the steel, mining, consumer goods, financial and retail sectors. In addition to a presentation of the entire composition of the Fund's portfolio, we have included in this report a brief description of the Fund's ten largest holdings.

 In reviewing the Fund's portfolio, shareholders should note that several new classifications have been added in the Fund's Schedule of Investments, and one category has been deleted. Historically, the Fund has used the industry clas-sifications assigned by the Mexican Stock Exchange to listed portfolio securi-ties. However, the Fund's investment adviser and the Board of Directors have determined that modification of the Fund's industry classifications would more accurately reflect the major

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business activities of the Fund's portfolio com- panies and would help share-
holders better understand the Fund's portfolio composition.

 Fund shares continued to register high levels of liquidity. During the first eight months of calendar 1998 a total of 36 million shares traded on all US consolidated markets, which is equivalent to 74% of total shares outstanding and to a daily average of around 220,000 shares per day.

 The Fund's Board of Directors recognizes and expresses its gratitude to Messrs. David Gemmill, Antonio Madero, Joaquin Munoz Izquierdo, Dr. Martin Murtfeld and Bernardo Quintana for their invaluable contribution and service to the Fund as members of its Board of Directors until 1993 and as Counselors until September 1998.

SECURITIES LENDING PROGRAM

 Further to the approvals obtained from the Fund's Board of Directors and its shareholders, the Fund has commenced a Securities Lending Program. After a careful review of the available alternatives, the Fund's Board of Directors appointed Merrill Lynch Portfolio Services, Inc. as the Agent for this Pro-gram, which commenced operations during August 1998. This Program is aimed at increasing the Fund's net investment income distributed to shareholders.

DECLARATION OF DIVIDEND

 The Fund's Board of Directors has declared a dividend of 12 cents per share to shareholders of record on September 30, 1998, payable on October 30, 1998. This dividend is comprised entirely of net investment income and is not sub-ject to any Mexican withholding tax.

DIVIDEND REINVESTMENT PLAN

 The Fund's Dividend Reinvestment Plan (the Plan) provides a convenient way to increase your holdings in the Common Stock of the Fund through the reinvest-ment of net investment income and capital gain distributions. UNDER THE TERMS OF THE PLAN, FUND SHAREHOLDERS ARE AUTOMATICALLY ENROLLED AS PARTICIPANTS IN THE PLAN. IF YOU DO NOT WISH TO PARTICIPATE IN THE PLAN, PLEASE CONTACT THE PLAN AGENT. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any fractional share. At a shareholder's request, the Plan Agent will sell the participant's shares and remit any proceeds to the participant, net of brokerage commis-sions. Shareholders who do not participate in the Plan will receive distribu-tions in cash. The Plan provides a convenient way to increase your holdings in Common Stock through the reinvestment of distributions.

 Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of Common Stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund's Board of Directors (the valuation date), the market price of the Common Stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of Common Stock, the Plan Agent will invest the distribution in newly issued shares of Common Stock, which will be priced at NAV. If on the valua-tion date, the market price of the Common Stock plus estimated brokerage com-missions is lower than the NAV per share, the Plan Agent will buy Common Stock in the open market. As a participant in the Plan, you will be charged a pro rata portion of brokerage commissions on all open market purchases.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 If your shares are registered in the name of a broker-dealer or any other nom-inee, you must contact the broker-dealer or other nominee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, shareholders receiving Com-mon Stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the share-holder not participated in the Plan.

 If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

  American Stock Transfer & Trust Company
  Attention: Dividend Reinvestment Department
  40 Wall Street
  New York, NY 10005
  (212) 936-5100

COMMUNICATIONS WITH SHAREHOLDERS

 For the benefit of the Fund's shareholders and the investing public, the Fund has created a Web Site that contains, among other information, a daily update of the Fund's NAV per share, market price, discount or premium, and total net asset level. We invite shareholders and individuals interested in information about the Fund to consult the Fund's Web Site at the following Internet ad-dress:

                             WWW.THEMEXICOFUND.COM


 The Adviser prepares a Monthly Summary Report with information relating to the Fund, as well as other indicators of the Mexican economy and the Bolsa. This report is available, free of charge, on the Fund's Web Site, or by mail, if re-quested by writing to the Adviser at:

  IMPULSORA DEL FONDO MEXICO, SA DE CV.
  77 Aristoteles St., 3rd Floor
  11560, Mexico, D.F.
  MEXICO

  Additionally, the Fund has made arrangements to improve communications with Fund shareholders and the investing public through a toll free telephone number and a liaison office. Upon request, this office will be pleased to provide you with the Fund's current NAV, quarterly reports and other materials available from the Fund. The office will also be able to direct your inquiries regarding other Fund matters to the appropriate firms or individuals. Please refer your information requests to:

  MORROW & CO., INC.
  14755 Preston Road--Suite 725
  One Signature Place
  Dallas, TX 75240
  (800) 224-4134

By: /s/ Jose Luis Gomex     By: /s/ Juan Gallardo T.
    -------------------         --------------------
    JOSE LUIS GOMEZ             JUAN GALLARDO T.
    PIMIENTA                    Chairman of the Board
    President
    September 9, 1998

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               THE FUND'S GERMAN DOMESTIC TAX REPRESENTATIVE IS:
                                ARTHUR ANDERSEN
                        Wirtschaftsprufungsgesellschaft
                        Steuerberatungsgesellschaft mbH
                            Mergenthalerallee 10-12
                          65760 Eschborn/Frankfurt/M.
                                 Postfach 53 23
                          65728 Eschborn/Frankfurt/M.
                                    Germany
                             Telefon 06196-99-6264
                             Telefax 06196-99-6419

                            SHAREHOLDER INFORMATION

   Daily NAV and market price for the Fund's shares are available on the Fund's Web site at:
                             WWW.THEMEXICOFUND.COM
   Weekly comparative NAV and market price information about the Fund's shares is published in The Wall Street Journal, The New York Times and other newspapers in a table called "Closed-End Funds". Daily market price for the Fund's shares is published in the New York Stock Exchange Composite Transactions under the designations "MexFd" or "MexicoFd". The Fund's New York Stock Exchange trading symbol is MXF. The Fund's shares are also listed and traded on the Third Section ("Freiverkehr") of the Stuttgart Stock Exchange.

   For current NAV information or copies of reports, call (800) 224-4134. For information about dividends and shareholder accounts, call Shareholder Services (212) 936-5100.

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DESCRIPTION OF THE FUND'S TEN LARGEST HOLDINGS AS OF JULY 31, 1998

1. CIFRA, S.A. DE C.V. (8.36)

 Cifra is the largest chain of retail stores in Mexico and has the dominant market position in the commercial sector of the country. The Company is a sub-sidiary of the US firm Wal-Mart Stores, Inc. At the end of 1997, Cifra had a total of 388 units in Mexico, which included supermarkets, retail stores and restaurants.

2. GRUPO MODELO, S.A. DE C.V. (7.95%)

 Founded in 1925, Grupo Modelo is the leader in the production, distribution and sale of beer in Mexico with a market share in the domestic and export mar-kets of 57.9%. The group currently owns 10 brand names, including Corona, the largest Mexican beer sold in the world, Victoria and Modelo. The company also imports and distributes in Mexico brand names of beer produced by its partner Anheuser-Busch from the United States, including Budweiser and Bud Light.

3. GRUPO INDUSTRIAL BIMBO, S.A. DE C.V. (6.69%)

 Bimbo is the most important food producer in Mexico and one of the largest of Latin America. The company is dedicated to the production, distribution and sale of bread, cookies, cakes, candies, chocolates, snacks, tortillas and processed foods. Bimbo is the leader in the bread market of Mexico and has the largest distribution network of the country. Since 1989, Bimbo has expanded its operations to the United States and Central and South America.

4. KIMBERLY CLARK DE MEXICO, S.A. DE C.V. (6.33%)

 The company is dedicated to the manufacturing, marketing and sale of paper and consumer products for personal care. Kimberly has the leading market posi-tion in every product category where it competes. Products sold by the company include tissue paper, diapers, feminine care, notebooks, office paper and spe-cialty products.

5. TELEFONOS DE MEXICO, S.A. DE C.V. (5.16%)

 Telmex is the major telecommunications company in Mexico and provides local telephone, domestic and international long-distance, wireless, data, and video transmission services. Since its privatization in 1990, Telmex has been one of the fastest companies to modernize and has emerged as a leader in telecommuni-cations services in Latin America.

6. CEMEX, S.A. DE C.V. (5.04%)

 Cemex is the largest cement company in the Americas and one of the three largest of the world. The company and its subsidiaries are dedicated to the production, distribution, commercialization and sale of cement, concrete mix, clinker and value added products. Cemex operates in 22 countries around the world and has commercial relations with 60 countries. Cemex is the leader in the cement markets of Mexico, Spain, Venezuela, Panama and Dominican Republic and has important market presence in the Caribbean, Philippines and the south-west region of the United States.

7. DESC, S.A. DE C.V. (5.01%)

 Desc is one of Mexico's largest holding groups and focuses its activities in five business sectors: autoparts, chemicals, consumer products, food

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and real estate. The company's diversification has enabled it to compensate for the effects of the natural cycles of the business sectors in which it par-ticipates.

8. FOMENTO ECONOMICO MEXICANO, S.A. DE C.V. (4.94%)

 Femsa is the largest, totally integrated producer of soft drinks and beer in Mexico, and exports its products worldwide. Femsa also operates the largest chain of convenience stores in Mexico (Oxxo), produces packaging materials and is an important bottler in Argentina. Brand names produced by Femsa include Sol beer and Coca Cola, among others.

9. ALFA, S.A. DE C.V. (4.16%)

 Alfa is a Mexican company that is primarily active in the petrochemical, syn-thetic fibres, steel, food products, autoparts and telecommunications indus-tries. The Company has a leadership position in the majority of the markets it serves. Alfa has established alliances with 17 leading companies from the United States, Europe and Mexico.

10. GRUPO CARSO, S.A. DE C.V. (3.67%)

 Carso is a diversified holding company with interests in key sectors of the Mexican economy such as telecommunications, consumer goods, retail, construc-tion, autoparts and mining. The Company holds large market shares in most of the businesses in which it participates and its strategy consists in acquiring controlling interests in undervalued companies to maximize their long-term growth and value.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
SCHEDULE OF INVESTMENTS AS OF JULY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                          PERCENT
                                 SHARES                                         VALUE     OF NET
 INDUSTRIES              DIV      HELD       COMMON STOCK (94.65%)    SERIES   (NOTE 1)   ASSETS
-------------------------------------------------------------------------------------------------
 AGROBIOTECHNOLOGY         (a)   1,500,000 Empresas la Moderna,
                                            S.A. de C.V. ..........      A   $  9,765,406   1.01%
-------------------------------------------------------------------------------------------------
 BEVERAGES                       9,500,000 Coca-Cola Femsa, S.A. de
                                            C.V. ..................      L     16,805,478   1.73
                                15,570,000 Fomento Economico
                                            Mexicano, S.A. de
                                            C.V. ..................    UBD     47,798,799   4.94
                                 7,200,000 Grupo Continental,
                                            S.A. ..................      *     24,204,737   2.50
                                 8,560,000 Grupo Modelo, S.A. de
                                            C.V. ..................      C     76,962,173   7.95
                                 4,944,000 Sistema Argos, S.A. ....      B      4,239,775   0.44
                                                                             ------------  -----
                                                                              170,010,962  17.56
-------------------------------------------------------------------------------------------------
 CEMENT INDUSTRY                 7,440,000 Apasco, S.A. de C.V. ...      *     38,164,553   3.94
                                13,200,000 Cemex, S.A. de C.V. ....    CPO     48,746,212   5.04
                                 4,840,000 Corporacion Moctezuma,
                                            S.A. de C.V. ..........     B2      5,487,035   0.57
                                                                             ------------  -----
                                                                               92,397,800   9.55
-------------------------------------------------------------------------------------------------
 COMMUNICATIONS                 10,036,994 Carso Global Telecom,
                                            S.A. de C.V. ..........     A1     32,052,136   3.31
                           (a)   1,268,200 Grupo Televisa, S.A. ...    CPO     22,149,727   2.29
                                10,000,000 Telefonos de Mexico,
                                            S.A. de C.V. ..........      A     25,086,991   2.59
                                10,000,000 Telefonos de Mexico,
                                            S.A. de C.V. ..........      L     24,918,622   2.57
                                                                             ------------  -----
                                                                              104,207,476  10.76
-------------------------------------------------------------------------------------------------
 CONSTRUCTION & HOUSING    (a)   2,102,000 Consorcio ARA, S.A. de
                                            C.V. ..................      *      6,736,121   0.70
                           (a)   2,000,000 Consorcio Hogar, S.A. de
                                            C.V. ..................      B      1,849,815   0.19
                           (a)   2,000,000 Corporacion Geo, S.A. de
                                            C.V. ..................      B     10,910,315   1.13
                           (a)  11,000,000 Empresas ICA, Sociedad
                                            Controladora, S.A. de
                                            C.V. ..................      *     16,767,314   1.73
                                                                             ------------  -----
                                                                               36,263,565   3.75
-------------------------------------------------------------------------------------------------
 CONSUMER PRODUCTS                         Kimberly-Clark de
 FOR PERSONAL CARE              21,000,000  Mexico, S.A. de C.V. ..      A     61,286,340   6.33
-------------------------------------------------------------------------------------------------
 ENTERTAINMENT             (a)   3,748,000 Corporacion
                                            Interamericana de
                                            Entretenimiento, S.A. .      B     11,779,549   1.22
                           (a)   1,000,000 Corporacion
                                            Interamericana de
                                            Entretenimiento, S.A. .      L      2,918,397   0.30
                           (a)   1,710,000 ECE, S.A. de C.V. ......      *      1,305,197   0.13
                                                                             ------------  -----
                                                                               16,003,143   1.65
-------------------------------------------------------------------------------------------------
 FINANCIAL GROUPS          (a)   4,000,000 Grupo Financiero Banamex
                                            Accival, S.A. de C.V. .      B      8,009,878   0.83
                                16,000,000 Grupo Financiero
                                            Bancomer, S.A. de
                                            C.V. ..................      B      5,333,932   0.55
                                 4,077,000 Grupo Financiero
                                            Inbursa, S.A. de C.V. .      B     11,829,661   1.22
                        (a)(b)   1,412,500 Grupo Financiero
                                            Inverlat Recovery
                                            Trust .................     BC            --    0.00
                                                                             ------------  -----
                                                                               25,173,471   2.60
-------------------------------------------------------------------------------------------------
 FOOD                      (a)   2,930,000 Grupo Azucarero Mexico,
                                            S.A. de C.V. ..........      B      1,341,834   0.14
                                31,700,000 Grupo Industrial Bimbo,
                                            S.A. de C.V. ..........      A     64,759,232   6.69
                                16,000,000 Grupo Industrial Maseca,
                                            S.A. de C.V. ..........      B     12,535,638   1.29
                                 1,000,000 Industrias Bachoco, S.A.
                                            de C.V. ...............    UBL      1,706,140   0.18
                                 6,000,000 Pasteleria Francesa,
                                            S.A. de C.V. ..........      *      2,134,920   0.22
                                                                             ------------  -----
                                                                               82,477,764   8.52
-------------------------------------------------------------------------------------------------
 HOLDINGS                       10,000,001 Alfa, S.A. de C.V. .....      A     40,296,333   4.16
                                 3,142,000 Cydsa, S.A. ............      A      4,761,140   0.49
                                 1,789,190 Desc, S.A. de C.V. .....      A      9,639,816   1.00
                                 6,506,190 Desc, S.A. de C.V. .....      B     38,851,645   4.01
                                 8,320,000 Grupo Carso, S.A. de
                                            C.V. ..................     A1     35,487,709   3.67

-------------------------------------------------------------------------------
THE MEXICO FUND, INC.
SCHEDULE OF INVESTMENTS AS OF JULY 31, 1998 (UNAUDITED) -- (CONTINUED)
-------------------------------------------------------------------------------

                                                                                       PERCENT
                             SHARES                                         VALUE      OF NET
 INDUSTRIES            DIV    HELD     COMMON STOCK (CONTINUED)   SERIES   (NOTE 1)    ASSETS
----------------------------------------------------------------------------------------------
 HOLDINGS (CONTINUED)        3,519,000 Grupo Imsa, S.A. de
                                        C.V. ..................    UBC   $  5,253,418    0.54%
                             3,100,000 Sanluis Corporacion,
                                        S.A. de C.V. ..........    CPO     12,457,066    1.29
                             4,496,237 Vitro, S.A. ............      A      9,992,759    1.03
                                                                         ------------  ------
                                                                          156,739,886   16.19
----------------------------------------------------------------------------------------------
 INSURANCE             (a)   1,000,000 Seguros Comercial
                                        America, S.A. de C.V. .      B      3,636,772    0.38
----------------------------------------------------------------------------------------------
 IRON & STEEL INDUSTRY (a)   2,517,000 Altos Hornos de Mexico,
                                        S.A. de C.V. ..........      *      3,373,328    0.35
                             3,689,000 Hylsamex, S.A. de C.V. .    BCP     10,724,559    1.11
                       (a)   1,705,000 Industrias CH, S.A. de
                                        C.V. ..................      B      6,124,144    0.63
                             1,011,000 Tubos de Acero de
                                        Mexico, S.A. ..........      *     10,043,046    1.04
                                                                         ------------  ------
                                                                           30,265,077    3.13
----------------------------------------------------------------------------------------------
 MINING INDUSTRY             7,000,000 Grupo Mexico, S.A. de
                                        C.V. ..................      B     17,914,469    1.85
                             4,000,000 Industrias Penoles, S.A.
                                        de C.V. ...............      *     13,020,541    1.35
                                                                         ------------  ------
                                                                           30,935,010    3.20
----------------------------------------------------------------------------------------------
 RETAIL TRADE          (a)   2,120,000 ACER Computec Latino
                                        America, S.A. de C.V. .      *        928,050    0.10
                            16,232,807 Cifra, S.A. de C.V. ....      C     23,686,889    2.45
                            37,723,784 Cifra, S.A. de C.V. ....      V     57,163,664    5.91
                            15,000,000 Controladora Comercial
                                        Mexicana, S.A. de
                                        C.V. ..................    UBC     12,627,680    1.30
                             2,000,000 Grupo Corvi, S.A. de
                                        C.V. ..................    UBL        606,129    0.06
                                                                         ------------  ------
                                                                           95,012,412    9.82
----------------------------------------------------------------------------------------------
 SERVICE                     7,822,000 Corporacion Mexicana de
                                        Restaurantes, S.A. de
                                        C.V. ..................      B      1,975,474    0.20
----------------------------------------------------------------------------------------------
                                       TOTAL COMMON STOCK
                                        (Identified Cost--
                                        $559,750,273) .........           916,150,558   94.65
----------------------------------------------------------------------------------------------
                                                                                       PERCENT
                              FACE       SHORT-TERM SECURITIES              VALUE      OF NET
 SECURITIES                   VALUE             (5.41%)                    (NOTE 1)    ASSETS
----------------------------------------------------------------------------------------------
 REPURCHASE                $52,364,724 Bancomer, S.A., 17.20%,
 AGREEMENTS                             dated 07/31/98, due
                                        08/03/98, repurchase
                                        price $52,439,780
                                        collateralized by
                                        Udibonos...............          $ 52,364,724    5.41%
----------------------------------------------------------------------------------------------
                                       TOTAL SHORT-TERM
                                        SECURITIES (Identified
                                        Cost--$52,364,724).....            52,364,724    5.41
----------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS
                                        (Identified Cost--
                                        $612,114,997)..........           968,515,282  100.06
                                       LIABILITIES IN EXCESS OF
                                        OTHER ASSETS...........              (558,805)  (0.06)
                                                                         ------------  ------
                                       NET ASSETS (Equivalent
                                        to $19.16 per share on
                                        50,506,925 Shares of
                                        Capital Stock
                                        Outstanding)...........          $967,956,477  100.00%
                                                                         ------------  ------

(a) Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b) See Note 9 to Financial Statements.

Some issuers were reclassified within different sectors compared to previous reports. The Board of Directors believes that the new classifications better reflect the major business activities of the Fund's portfolio companies.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES AS OF JULY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
Investments:
 Mexican securities, at value (Note 1):
 Common stock (identified cost -- $559,750,273).....  $916,150,558
 Short-term securities (identified cost --
   $52,364,724).....................................    52,364,724
                                                      ------------
  Total investments (identified cost --
    $612,114,997)...................................               $968,515,282
Receivables from securities sold....................                    520,489
Interest receivable.................................                     25,019
                                                                   ------------
  Total assets......................................                969,060,790
                                                                   ------------
LIABILITIES:
 Investment adviser (Note 2 and 3)..................                    701,991
 Accrued expenses and other liabilities.............                    402,322
                                                                   ------------
  Total liabilities.................................                  1,104,313
                                                                   ------------
NET ASSETS -- Equivalent to $19.16 per share on
 50,506,925 shares of capital stock outstanding
 (Note 7)...........................................               $967,956,477
                                                                   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)      FOR THE NINE MONTHS ENDED JULY 31, 1998
--------------------------------------------------------------------------------

NET INVESTMENT INCOME:
Income (Note 1):
 Dividends.......................................  $  17,380,624
 Interest and discounts earned...................      6,419,994
                                                   -------------
 Total income....................................                 $  23,800,618
Expenses:
 Investment advisory fee (Note 2)................      5,670,121
 Administrative services (Note 3)................        262,500
 Trustee fee (Note 4)............................         47,990
 Value-added taxes (Note 1)......................        914,783
 Printing, distribution and mailing of
  shareholder reports............................        237,272
 Legal fees......................................        146,768
 Directors' fees.................................        132,340
 Directors' expenses.............................         28,186
 Accounting and audit fees.......................         83,361
 Custodian fees (Note 5).........................         58,977
 Transfer agent and dividend disbursement fees...         15,750
 Shareholders' information.......................         32,574
 Stock exchange fees.............................         25,257
 Miscellaneous...................................        175,690
                                                   -------------
 Operating expenses..............................                     7,831,569
                                                                  -------------
 Net investment income (Note 1)..................                    15,969,049
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign
 currency transactions (Notes 1 and 6):
 Proceeds from sales.............................     50,374,673
 Cost of securities sold.........................     67,335,180
                                                   -------------
 Net realized loss on investments................    (16,960,507)
 Net realized loss from foreign currency
  transactions...................................     (4,140,720)
                                                   -------------
 Net realized loss on investments and foreign
  currency transactions..........................                   (21,101,227)
Increase (decrease) in net unrealized gain (loss)
 on investments and translation of assets and
 liabilities in foreign currency:
INVESTMENTS:
 End of period (Note 6)..........................    356,400,285
 Beginning of period.............................    532,153,219
                                                   -------------
 Decrease in net unrealized gain on investments..   (175,752,934)
TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN
 CURRENCY:
 End of period...................................     (1,711,705)
 Beginning of period.............................     (2,763,362)
                                                   -------------
 Decrease in net unrealized loss on translation
  of assets and liabilities in foreign currency..      1,051,657
                                                   -------------
 Decrease in net unrealized gain on investments
  and translation of assets and liabilities in
  foreign currency...............................                  (174,701,277)
                                                                  -------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS......................................                 $(179,833,455)
                                                                  =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                            FOR THE
                                       NINE MONTHS ENDED        FOR THE
                                         JULY 31, 1998         YEAR ENDED
                                          (UNAUDITED)       OCTOBER 31, 1997
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS
Net investment income................   $   15,969,049       $   20,012,313
Net realized (loss) gain on
 investments and foreign currency
 transactions........................      (21,101,227)          50,449,917
Net (decrease) increase in unrealized
 gain on investments and translation
 of assets and liabilities in foreign
 currency............................     (174,701,277)         255,566,988
                                        --------------       --------------
Net (decrease) increase in net assets
 resulting from operations...........     (179,833,455)         326,029,218
Dividends to shareholders from net
 investment income...................       (5,555,761)         (18,889,938)
Dividends to shareholders from net
 realized gain on investments........      (29,625,602)            (996,424)
Net increase in capital stock (Note
 7)..................................       15,078,787                  --
                                        --------------       --------------
 Total (decrease) increase in net
  assets.............................     (199,936,031)         306,142,856
NET ASSETS:
Beginning of period..................    1,167,892,508          861,749,652
                                        --------------       --------------
End of period........................   $  967,956,477 (A)   $1,167,892,508 (A)
                                        ==============       ==============

See Notes to Financial Statements.
(A) Including accumulated net investment loss of $(888,055) as of July 31, 1998 and $(7,160,623) as of October 31, 1997.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC. FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                FOR THE
                                              NINE MONTHS
                                                 ENDED
                                               JULY 31,                 FOR THE YEAR ENDED OCTOBER 31,
                                                 1998       ---------------------------------------------------------
                                              (UNAUDITED)       1997       1996      1995         1994         1993
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....   $     23.49    $    17.33  $  13.80  $  33.48    $    28.88   $    24.91
                                            -----------    ----------  --------  --------    ----------   ----------
 Net investment income (Note 1)..........          0.32**        0.40      0.50      0.59**        0.21**       0.58**
 Net (loss) gain on investments and
 translation gain on investments gain
  investments and translation of
   foreign currency (Note 1).............         (3.89)**       6.16      3.46    (19.21)**       4.89**       8.77**
                                            -----------    ----------  --------  --------    ----------   ----------

Total from investments operations........         (3.57)**       6.56      3.96    (18.62)**       5.10**       9.35**
                                            -----------    ----------  --------  --------    ----------   ----------
Less dividends and distributions:
 Dividends to common shareholders
  from net investment income.............         (0.11)        (0.38)    (0.43)      --          (0.27)       (0.49)
 Distributions to common shareholders
  from net capital gains.................         (0.60)        (0.02)      --      (0.01)        (0.23)       (2.48)
                                            -----------    ----------  --------  --------    ----------   ----------
Total dividends and distributions........         (0.71)        (0.40)    (0.43)    (0.01)        (0.50)       (2.97)
                                            -----------    ----------  --------  --------    ----------   ----------
 Tax return of capital...................           --            --        --      (0.05)          --           --
                                            -----------    ----------  --------  --------    ----------   ----------
 Capital charge resulting
  from issuance of fund shares...........         (0.05)          --        --      (1.00)          --         (2.41)
                                            -----------    ----------  --------  --------    ----------   ----------
 Net asset value, end of period..........   $     19.16    $    23.49  $  17.33  $  13.80    $    33.48   $    28.88
                                            ===========    ==========  ========  ========    ==========   ==========
 Market value per share, end of period...   $     14.38    $    18.69  $  14.13  $  12.25    $    31.38   $    27.00
                                            ===========    ==========  ========  ========    ==========   ==========
TOTAL INVESTMENT RETURN BASED
  ON MARKET VALUE PER SHARE..............        (19.94%)       35.03%    18.77%   (60.79%)       15.39%       27.41%
RATIOS TO  AVERAGE NET  ASSETS:
 Expenses................................          0.91%*        0.91%     1.00%     1.14%         0.92%        1.08%
 Net investment income...................          1.86%*        1.80%     2.93%     3.24%         0.63%        2.27%
SUPPLEMENTAL DATA:
 Net assets at end of
  period (in 000's)......................   $   967,956    $1,167,893  $861,750  $685,896    $1,248,094   $1,075,948
 Portfolio turnover rate.................          2.51%         7.58%     9.57%    10.61%         3.89%        5.14%
 Average Commission Rate Paid............   $    0.0022    $   0.0034  $ 0.0026       --            --           --

--------
*Annualized
**Amounts were computed based on average shares outstanding during the period. See Notes to Financial Statements.
--------------------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)
--------------------------------------------------------------------------------

                                                             (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                                       ----------------------------------------------------------------
                                                          QUARTER ENDED        QUARTER ENDED         QUARTER ENDED
                                                           07/31/1998            04/30/1998            01/31/1998
                                                       -------------------- --------------------- ---------------------
                                                         TOTAL    PER SHARE   TOTAL     PER SHARE   TOTAL     PER SHARE
                                                       ---------  --------- ----------  --------- ----------  ---------
Investment Income....................................  $  10,939   $ 0.22   $    9,851   $ 0.20   $    3,011   $ 0.06
Net investment Income................................  $   8,456   $ 0.17   $    7,240   $ 0.14   $      273   $ 0.01
Net realized gain (loss) on investments..............  $   2,744   $ 0.05   $   (3,675)  $(0.07)  $  (16,030)  $(0.32)
Net realized loss from foreign currency transactions.  $  (2,249)  $(0.04)  $     (597)  $(0.01)  $   (1,295)  $(0.03)
Net (decrease) increase in unrealized gain on
 investments.........................................  $(257,338)  $(5.10)  $   82,680   $ 1.64   $   (1,095)  $(0.02)
Net decrease (increase) in unrealized loss on
 translation of assets and liabilities in foreign
 currency............................................  $    (186)  $(0.00)  $      568   $ 0.01   $      670   $ 0.01
Net asset value......................................  $ 967,956   $19.16   $1,222,086   $24.20   $1,135,869   $22.49

--------
See Notes to Financial Statements.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
THE MEXICO FUND, INC.
NOTES TO FINANCIAL STATEMENTS--
JULY 31, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

1. OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES:

 The Fund is registered under the Investment Company Act of 1940 as a diversi-fied, closed-end management investment company. The investment objective of the Fund is to seek long term capital appreciation through investment in secu-rities, primarily equity but also fixed income securities, listed on the Mexi-can Stock Exchange. On July 17, 1991, the Board of Directors voted to change the year-end of the Fund from May 31 to October 31.

 The preparation of financial statements in conformity with U.S. generally ac-cepted accounting principles requires management to make estimates and assump-tions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The follow-ing is a summary of significant accounting policies followed by the Fund.

 Valuation of investments -- Investments traded on the Mexican Stock Exchange are valued at the last sale price. Short-term securities are carried at cost, plus accrued interest, which approximates market value.

 Foreign Currency -- The Fund has adopted the provisions of Statement of Posi-tion 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies ("SOP") effective for the period ended October 31, 1995. The Fund has elected not to restate prior periods. The adoption of this SOP results in the reclassification of net realized gain (loss) from foreign currency transactions, previously included as a component of net investment income, to net realized gain (loss) on investments and foreign currency trans-actions, and the inclusion of unrealized gain (loss) on translation of cur-rency into unrealized appreciation (depreciation) of investments and transla-tion of assets and liabilities in foreign currencies.

 The market value of Mexican securities, currency holdings and other assets and liabilities denominated in "Peso (Ps.)" were recorded in the financial statements after translation into U.S. dollars based on the open market ex-change rate prevailing in Mexico City at the end of the period. The open mar-ket exchange rate at July 31, 1998 was Ps. 8.909 to $1.00.

 The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approx-imate rates prevailing when earned or incurred.

 Since the net assets of the Fund are determined based on the currency ex-change rate and market values at the close of each business day, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
unrealized gain on investments presented in the accompanying financial state-ments include the effects of both such changes.

 Reported net realized foreign exchange gains or losses arise from sales and of short-term securities in exchange of property, payment of services or func-tional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference be-tween the amounts of dividends, interest, and foreign withholding taxes re-corded by the Fund, and the U.S. dollar equivalent of the amount actually re-ceived or paid.

 Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks at fis-cal year end, resulting from changes in the exchange rate.

 Security transactions and investment income -- Security transactions are re-corded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is re-corded as it is earned.

 Repurchase Agreements -- The repurchase agreements are traded with approved institutions, and are collateralized by Mexican Government securities. The Fund takes possession of the collateral and monitors the credit standing of counterparties with whom it enters repurchase agreements.

 Realized gains and losses on investments -- Realized gains and losses on in-vestments are determined on the identified cost basis.

 Taxes -- No provision has been made for U.S. income taxes for the nine months ended July 31, 1998, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the "Code"), since the Fund intends to comply with the requirements of the Code applicable to regu-lated investment companies and to distribute substantially all of such income to its shareholders.

 The Fund is subject to Mexican withholding taxes in accordance with the Mexi-can Income Tax Law and with the provisions included in the treaty to avoid dou-ble taxation signed between Mexico and the United States of America, on spe-cific sources of income. For the nine months ended July 31, 1998, the Fund was not subject to Mexican withholding taxes.

 The provision for value-added taxes represents Mexican value-added tax on cer-tain services rendered by Mexican corporations to the Fund.

 Dividends to shareholders -- Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to shareholders are subject to Mexican with-holding taxes if applicable.

2. INVESTMENT ADVISORY AGREEMENT:

 The Fund has a management contract with Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), a Mexican corporation registered under the U.S. Invest-ment Advisers Act of 1940. The Adviser furnishes investment research and port-folio management services consistent with the Fund's

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
stated investment policies. The Fund pays to the Adviser a monthly fee at the annual rate of 0.85% on the first $200 million of average daily net assets, 0.70% on the excess over $200 million up to $400 million and 0.60% on the ex-cess over $400 million.

3. ADMINISTRATIVE SERVICES AGREEMENT:

 Effective April 1, 1994, the Fund entered into an Administrative Services Agreement with the Adviser, which provides for certain administrative services to be performed by the Adviser, including the determination and publication of the net asset value of the Fund, the maintenance of the Fund's books and rec-ords in accordance with applicable U.S. and Mexican Laws and the provision of assistance to the Fund's auditors in the preparation and filing of annual re-ports and tax returns. The term of this agreement was renewed until August 31, 1999. The annual fee payable to the Adviser under this agreement is $350,000.

4. TRUST AGREEMENT AND TRUSTEE:

 At its June 7, 1995 meeting, the Board of Directors approved the appointment of Bancomer, S.A. ("Bancomer") as the trustee for the Mexican Trust through which the Fund invests. The Fund also obtained the approval of the Comision Nacional Bancaria y de Valores and the Mexican Foreign Investment Commission to permit Bancomer to become the trustee. Under this arrangement, effective October 5, 1995, Bancomer received an amount denominated in Mexican pesos for three years, subject to a monthly increase linked to the Mexican Consumer Price Index, paid monthly on a cumulative basis, which for the five month pe-riod ended March 31, 1998, amounted to $47,990, equivalent to a monthly aver-age of $9,598.

 During 1997 and 1998, the Mexican governmental authorities gave approval to the Trustee for the transfer of the total assets and liabilities of the Trust to the Fund. On February 27, 1998, the Fund's shareholders approved matters in connection with the termination of the Trust Agreement with Bancomer. The ter-mination was effective on March 31, 1998.

5. MANDATE AGREEMENT AND MANDATORY PARTY:

 In connection with the termination of the Trust Agreement explained in the preceding note, on March 31, 1998, the Fund signed a Mandate Agreement with Bancomer. Under this Agreement, Bancomer will act as the Mandatory Party, per-forming certain activities related to the custody of the Fund's securities, that were previously performed under the trust agreement.

 The annual fee payable to Bancomer under this Agreement is denominated in Mexican pesos, which translates to approximately $53,558, equivalent to a monthly average of $4,463.

 Due to the nature of this Agreement, the fees paid to Bancomer are consoli-dated with the custodian fees.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
6. PURCHASES AND SALES OF INVESTMENTS:

 Purchases and sales of investments, excluding short-term securities, for the nine months ended July 31, 1998 were as follows:

Purchases
-------------------------------------------------------------------------------
Common Stock....................................................... $27,791,211
                                                                    -----------
  Total Purchases.................................................. $27,791,211
                                                                    ===========
Proceeds from Investments Sold
-------------------------------------------------------------------------------
Common Stock....................................................... $50,374,673
                                                                    -----------
  Total Sales...................................................... $50,374,673
                                                                    ===========

 As of July 31, 1998, net unrealized gain on investments in common stocks for Federal income tax purposes aggregated to approximately $356 million, of which approximately $433 million related to appreciated securities and approximately $77 million related to depreciated securities. The aggregate cost of invest-ments in common stocks at July 31, 1998 for Federal income tax purposes was approximately $560 million.

7. CAPITAL STOCK:

 At July 31, 1998, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 50,758,750 shares were issued, 50,506,925 shares were outstanding and 251,825 shares were held in treasury.

 Starting with the distribution made to shareholders on July 30, 1993, the Fund offered a Dividend Reinvestment Plan ("Plan"). Under this Plan, the Com-pany sold, in fiscal year 1995, 4,571 shares of common stock held in treasury which amounted to $89,706.

 The Plan was amended by the Board of Directors at the December 7, 1994 Board Meeting. The new Plan became effective April 1, 1995. Under the terms of the amended Plan, Fund shareholders automatically will be enrolled as participants in the Plan unless they notify the Fund otherwise.

 On December 10, 1997, the Board of Directors declared a stock dividend of $29,625,602. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some shareholders selected the stock dividend, therefore the Company issued 791,018 shares, which amounted to $15,078,787.

 As of July 31, 1998, net assets were comprised of the following:

Common Stock................................................. $ 50,506,925
Additional paid-in capital...................................  576,466,300
Accumulated net investment loss..............................     (888,055)
Accumulated net realized loss on investments.................  (12,817,273)(A)
Unrealized appreciation of investments and depreciation on
 translation of assets and liabilities in foreign currency     354,688,580
                                                              ------------
                                                              $967,956,477
                                                              ============

-------
(A) Including $4,143,234 of capital gains, net of income taxes paid in 1991, which will not be distributed.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 Accumulated net realized (losses) from foreign currency transactions have been netted against undistributed net investment income to be consistent with the tax treatment for distributions from net investment income per the tax code.

8. CAPITAL GAINS:

 Net realized gains from security transactions, if any, are distributed annu-ally to shareholders. Capital loss carryforwards will be used to offset future capital gains available for distribution. The Fund had net capital loss carryforwards at July 31, 1998 of approximately $ 16,961,000 expiring in 2006.

9. INVESTMENTS:

 As a result of significant losses incurred by Grupo Financiero Inverlat, S.A. de C.V. ("Inverlat"), certain significant shareholders, together with the fi-nancial authorities, developed a recapitalization program. On July 23, 1996, after the absorption of accumulated losses through the total reduction of cap-ital stock, shareholders of Inverlat approved a cash contribution by FOBAPROA (Banking Fund for Savings Protection) to cover such losses. As a consequence, all shares outstanding prior to July 23, 1996, were cancelled . The Fund has received an interest in a Recovery Trust set up to manage the recovery assets of Inverlat. Through the trust agreement the Company may receive shares equal to 9% and up to 36% of their ownership interest. Management has assigned the market value of the Fund's holdings in the Recovery Trust at $0 as of July 31, 1998, due to the uncertainty regarding its ultimate realization.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
--------------------------------------------------------------------------------

 DIRECTORS:
 Juan Gallardo T. -- Chairman
 Philip Caldwell
 Jose Luis Gomez Pimienta
 Claudio X. Gonzalez
 Robert L. Knauss
 Agustin Santamarina V.
 Jaime Serra Puche

 OFFICERS:
 Jose Luis Gomez Pimienta -- President
 Samuel Garcia-Cuellar -- Secretary
 Allan S. Mostoff -- Assistant Secretary
 Sander M. Bleber -- Assistant Secretary
 Carlos H. Woodworth -- Treasurer

 INVESTMENT ADVISER --
 Impulsora del Fondo Mexico, S.A. de C.V.

 CUSTODIAN --
 Bancomer, S.A.
 Merrill Lynch, Pierce, Fenner & Smith, Inc.

 TRANSFER AGENT AND REGISTRAR --
 American Stock Transfer & Trust Company

 COUNSEL --
 Dechert Price & Rhoads
 Creel, Garcia-Cuellar y Muggenburg, S.C.

 This report, including the financial statements herein, is transmitted to shareholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.
--------------------------------------------------------------------------------

                       ---------------------------------
                        ------------------------------
                         ----------------------------

                 [LOGO OF THE MEXICO FUND, INC. APPEARS HERE]


                                   THE MEXICO
                                   FUND, INC.
                                  (Unaudited)
                            ----------------------
                                Quarterly Report
                                 July 31, 1998
                         ----------------------------
                        ------------------------------
                             www.themexicofund.com
                       ---------------------------------

--------------------------------------------------------------------------------